Liberty California Tax-Exempt Fund

Semiannual Report July 31, 2002

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Liberty California Tax-Exempt Fund

Semiannual Report July 31, 2002

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President's Message

Dear Shareholder,

Demand for municipal bonds remained strong during the first half of 2002 as investors sought refuge from a declining stock market. Municipal bonds also benefited as short-term interest rates stabilized and long-term interest rates declined in a reversal of the expectations that were in place when the year began. In January, we were expecting a modest economic recovery and a rise in short-term interest rates later in the year. Then, when first-quarter US economic growth was stronger than expected, it appeared that the Federal Reserve Board might raise interest rates sooner rather than later. However, by June, a combination of factors had slowed the pace of the national economic recovery. The rate at which American businesses were replacing their inventories slowed. The positive effects of a mild winter on the homebuilding sector, which had resulted in a significant rise in housing starts during the early months of the year, began to wear off. Auto sales weakened as the discounts were reduced and consumers reined in their spending. As a result, expectations of a potential Fed boost of short-term interest rates diminished, and short-term rates ended the six-month period where they began.

The following report will provide you with detailed information about the fund's performance during this generally favorable period for the municipal bond market and the strategies used by portfolio manager Gary Swayze. As always, we thank you for investing in Liberty California Tax-Exempt Fund and for giving us the opportunity to help you build a strong financial future.

Sincerely,

Keith T. Banks
President

Net asset value per share 7/31/02 ($)

Class A	7.67

Class B	7.67

Class C	7.67

Distributions declared per share 2/1/02 – 7/31/02 ($)

Class A	0.17

Class B	0.14

Class C	0.15

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

• NOT FDIC INSURED • May lose value • No bank guarantee

Performance Information

Value of a $10,000 investment 7/31/92 – 7/31/02

Performance of a $10,000 investment 7/31/92 – 7/31/02 ($)

	without sales charge	with sales charge

Class A	17,885	17,036

Class B	16,605	16,605

Class C	17,490	17,490

Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates.

Past performance cannot predict future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

Average annual total return as of 7/31/02 (%)

Share class	A		B		C

Inception	6/16/86		8/4/92		8/1/97

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge

6-month (cumulative)	3.31	-1.59	2.93	-2.07	3.08	2.08

1-year	5.75	0.73	4.97	-0.02	5.28	4.28

5-year	5.57	4.55	4.79	4.46	5.10	5.10

10-year	5.99	5.47	5.20	5.20	5.75	5.75

Average annual total return as of 6/30/02 (%)

Share class	A		B		C

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge

6-month (cumulative)	4.02	-0.93	3.63	-1.37	3.78	2.78

1-year	6.60	1.54	5.81	0.81	6.12	5.12

5-year	6.09	5.06	5.31	4.98	5.63	5.63

10-year	6.16	5.65	5.38	5.38	5.93	5.93

Past performance cannot predict future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year – 5%, second year – 4%, third year – 3%, fourth year – 3%, fifth year – 2%, sixth year – 1%, thereafter – 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes varies based on differences in sales charges and the fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. Returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

Portfolio Manager's Report

SEC yields as of 7/31/02 (%)

Class A	3.80

Class B	3.29

Class C	3.54

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield would have been 3.24% for class C shares.

Taxable-equivalent SEC yields
as of 7/31/02 (%)

Class A	6.82

Class B	5.91

Class C	6.36

Taxable-equivalent SEC yields are based on the combined maximum effective 44.31% federal and state income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors as of 7/31/02 (%)

Special property tax	16.5

Local appropriated	14.3

Local general obligations	13.6

Refunded/escrowed	10.4

State general obligations	6.6

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.

For the six months that ended July 31, 2002, the class A shares of Liberty California Tax-Exempt Fund returned 3.31% (unadjusted for sales charge). The fund underperformed its benchmark, Lehman Brothers Municipal Bond Index, which posted a return of 4.17% for the same period. The overall performance of California's municipal bonds relative to municipal bonds nationally contributed to the fund's underperformance of its benchmark. The weaker performance of California's municipal bonds could be attributed to (1) the state's large budget deficit, and (2) the state's proposal to restore its general fund balance by issuing approximately $13 billion in new bonds.

However, the fund did outperform its Lipper peer group. The average of Lipper California Municipal Debt Funds Category was 3.10% for this reporting period.1

During the fund's reporting period, investor sentiment swung from one extreme to another as expectations about the economy and interest rates changed. When it looked as if the economic recovery might be stronger than expected, fears that the Federal Reserve might raise interest rates sooner rather than later put pressure on the bond market. However, when the economic recovery began to wane in the second quarter, investors began to speculate that the Fed might actually lower interest rates further—and bond prices got a boost.

Cautious about United Airlines

Fund performance was hindered somewhat by our position in United Airlines (0.5% of net assets).2 United's parent company recently announced that it may need to file for bankruptcy protection later this year unless it receives major concessions from its workforce. We believe if United Airlines is able to negotiate a reduction in its labor costs and secure a federal loan, then its bonds may begin to recover. We will be following these developments closely.

Fund continued to favor
intermediate-term bonds

As long-term interest rates declined and short-term interest rates remained relatively flat, our strategy of favoring intermediate bonds with

1	Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2	Holdings are disclosed as of July 31, 2002, and are subject to change.

good call protection translated into positive performance for the fund. Bonds with maturities in the three- to twenty-year range and zero coupon bonds were solid performers. Throughout the period, we also found value in medium- to longer-duration zero coupon bonds.

We expect yields to decline in the intermediate-maturity range

We continue to expect an investment environment characterized by moderate economic growth and low inflation. As a result, we expect yields on municipal securities beyond the three- to five-year range to edge downward. In fact, given the trend toward declining rates in the intermediate-maturity range at the beginning of the third quarter, we would not be surprised to see profit-taking in this range of the municipal market. With this outlook in mind, we are taking a defensive step by slightly lowering the fund's average duration, but likely only temporarily.

California faces mounting pressure

Slower economic growth and falling tax revenues have increased the pressure on California's budget. As a result, we believe that California's policy makers will face increasingly tough spending choices for the rest of the year and well into 2003, especially as they run out of "one-shot" remedies that could postpone any significant reduction in the state's $23.9 billion deficit. In addition, the state's cash position is low, and its credit rating has been downgraded. With this cautionary outlook, we plan to take steps to cushion the portfolio against a potentially more difficult state fiscal environment in 2003 by insuring an increasing portion of the fund's state-backed exposure.

Gary Swayze

Gary Swayze is the portfolio manager of Liberty California Tax-Exempt Fund. He also manages other Liberty tax-exempt funds.

Investing in tax-exempt bonds involves certain risks. The value of fund shares will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks because of their limited geographical diversification.

Maturity breakdown (%)

Maturity breakdowns are calculated as a percentage of total investments, including short-term obligations. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain these maturity breakdowns in the future.

Quality breakdown as of 7/31/02 (%)

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Services, Inc.

Since the fund is actively managed, there can be no guarantee the fund will continue to maintain these quality breakdowns in the future.

Investment Portfolio

July 31, 2002 (Unaudited)

Municipal Bonds – 97.2%	Par	Value

EDUCATION – 2.3%

State Educational Facilities Authority: Loyola Marymount University, Series 2001, (a) 10/01/15	$1,265,000	$686,187

Pooled College & University Project, Series 1997 B, 6.300% 04/01/21	1,000,000	1,065,350

University of La Verne, Series 2000, 6.625% 06/01/20	1,000,000	1,078,390

Statewide Communities Development Authority: Crossroads Schools of Arts & Sciences, Series 1998, 6.000% 08/01/28 (b)	1,895,000	1,940,897

San Francisco Art Institute, Series 2002, 7.375% 04/01/32	2,000,000	2,009,180

		6,780,004

HEALTH CARE – 5.6%

Congregate Care Retirement – 2.2%

ABAG Finance Authority for Nonprofit Corps., Channing House, Series 1999, 5.375% 02/15/19	1,700,000	1,679,073

Riverside County Public Financing Authority, Air Force Village West, Inc., Series 1999, 5.750% 05/15/19	2,000,000	2,003,900

Statewide Communities Development Authority, Eskaton Village – Grass Valley, Series 2000, 8.250% 11/15/31(b)	2,500,000	2,678,125

		6,361,098

Hospitals – 3.4%

ABAG Finance Authority for Nonprofit Corps., San Diego Hospital Association, Series 2001 A, 6.125% 08/15/20	1,250,000	1,291,800

Hi-Desert Memorial Health Care District, Series 1998, 5.500% 10/01/15	1,000,000	956,250

Riverside County Asset Leasing Corp., Riverside County Hospital Project, Series 1997 B, 5.700% 06/01/16	2,500,000	2,801,400

State Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series 1999 A, 6.125% 12/01/30	$1,500,000	$1,595,865

Statewide Communities Development Authority: Catholic Healthcare West, Series 1999, 6.500% 07/01/20	1,500,000	1,586,640

St. Joseph Health System, Series 1998, 5.250% 07/01/10	560,000	601,580

Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, Series 2002, 5.600% 06/01/22	1,285,000	1,294,843

		10,128,378

HOUSING – 5.1%

Assisted Living/Senior – 0.4%

ABAG Finance Authority for Nonprofit Corps., Eskaton Gold River Lodge, Series 1998, 6.375% 11/15/28	1,400,000	1,223,250

Single Family – 4.7%

Southern California Home Financing Authority, Series 1989 A, 7.625% 10/01/22	335,000	335,352

State Housing Finance Agency: Series 1997 A-1, 5.950% 08/01/16	3,000,000	3,189,120

Series 1997 B, 6.000% 08/01/16	1,600,000	1,704,080

State Rural Home Mortgage Finance Authority:

Series 1995 B, 7.750% 09/01/26	550,000	573,122

Series 1997 A-2, 7.000% 09/01/29	3,005,000	3,206,275

Series 1998 B-4, 6.350% 12/01/29	2,175,000	2,389,151

Series 2000 B, 7.300% 06/01/31	1,245,000	1,415,465

Series 2000 D, 7.100% 06/01/31	830,000	945,993

Stockton, Series 1990 A, 7.400% 08/01/05	20,000	20,456

		13,779,014

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Municipal Bonds (continued)	Par	Value

OTHER – 10.9%

Other – 0.5%

Sacramento County Tobacco Securitization Authority: Series 2001 A, 5.250% 06/01/31	$750,000	$704,452

Series 2001 B, 5.000% 06/01/28	1,000,000	934,010

		1,638,462

Refunded/Escrowed (c) – 10.4%

Central Unified School District, Series 1993, (a) 03/01/18	20,065,000	9,322,600

Colton Public Financing Authority, Series 1995, 7.500% 10/01/20	2,820,000	3,013,875

Duarte, City of Hope National Medical Center, Series 1993, 6.000% 04/01/08	500,000	525,140

Los Angeles Convention & Exhibition Center, Series 1985, 9.000% 12/01/20	500,000	612,570

Ontario Redevelopment Financing Authority, Ontario Redevelopment Project No. 1, Series 1993, 5.800% 08/01/23	1,500,000	1,591,935

Pomona, Series 1990 B, 7.500% 08/01/23	1,000,000	1,311,930

Riverside County, Series 1989 A, 7.800% 05/01/21	2,500,000	3,345,100

Riverside Unified School District, Community Facilities District No. 2, Series 1993 A, 7.250% 09/01/18	1,000,000	1,024,320

Sacramento Unified School District, Community Facilities District No. 1, Series 1991 B, 7.300% 09/01/13	1,000,000	1,032,420

San Joaquin Hills Transportation Corridor Agency, Series 1993, (a) 01/01/20	15,400,000	6,298,292

Soledad Redevelopment Agency, Series 1992, 7.400% 11/01/12	825,000	853,825

Whisman School District, Series 1996 A: (a) 08/01/15	1,595,000	888,925

(a) 08/01/16	1,645,000	855,153

		30,676,085

OTHER REVENUE – 1.2%

Hotels – 1.2%

Sacramento City Financing Authority, Series 1999 A, 6.250% 01/01/30	$3,500,000	$3,526,250

TAX-BACKED – 57.4%

Local Appropriated – 14.3%

Alameda County, Capital Projects, Series 1989, (a) 06/15/14	2,185,000	1,283,775

Anaheim Public Financing Authority, Series 1997 C, 6.000% 09/01/14 (d)	3,500,000	4,150,615

Compton, Civic Center Project, Series 1997 A, 5.500% 09/01/15	3,000,000	3,117,420

Grossmont Union High School District, Capital Projects, Series 1991, (a) 11/15/06	4,500,000	4,031,145

Los Angeles Convention & Exhibition Authority, Series 1993 A, 6.125% 08/15/11	5,000,000	5,961,100

Los Angeles County, Antelope Valley Courthouse, Series 2000 A, 5.750% 11/01/12	1,995,000	2,263,627

Los Angeles County Public Works Financing Authority, J.F. Shea Co., Series 1996 A, 5.500% 10/01/18	2,895,000	3,242,574

Modesto, Community Center Project, Series 1993 A, 5.000% 11/01/23	2,235,000	2,270,067

Ridgecrest, Civic Center Project, Series 1999, 6.250% 03/01/26	1,500,000	1,591,455

Sacramento City Financing Authority, Series 1993 A, 5.375% 11/01/14	1,100,000	1,240,723

San Diego Convention Center Expansion Financing Authority, Series 1998 A, 4.750% 04/01/28	2,000,000	1,900,300

Santa Ana Financing Authority, Police Administration & Holding Facility, Series 1994 A, 6.250% 07/01/18	6,035,000	7,264,269

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Municipal Bonds (continued)	Par	Value

TAX-BACKED (continued)

Local Appropriated (continued)

Victor Elementary School District, Series 1996, 6.450% 05/01/18	$3,345,000	$4,096,421

		42,413,491

Local General Obligations – 13.6%

Cabrillo Unified School District, Series 1996 A, (a) 08/01/15	3,000,000	1,640,400

Central Valley School District Financing Authority, Series 1998 A, 6.450% 02/01/18	1,000,000	1,220,660

Clovis Unified School District, Series 2001 A, (a) 08/01/16	3,000,000	1,527,480

Corona-Norco Unified School District, Series 2001 C, (a) 09/01/17	1,000,000	474,090

East Whittier City School District, Series 1997 A, 5.750% 08/01/17	1,675,000	1,931,392

Fairfield-Suisun Unified School District, Series 1999, 5.250% 08/15/24	1,000,000	1,020,340

Fillmore Unified School District, Series 1997 A: (a) 07/01/11	950,000	674,386

(a) 07/01/12	980,000	653,386

(a) 07/01/17	650,000	310,707

Franklin-McKinley School District, Series 1996 A, 5.250% 07/01/16	460,000	479,306

Golden West Schools Financing Authority, Series 1999 A, (a) 08/01/12	1,925,000	1,276,564

Jefferson Union High School District, Series 2000 A, 6.450% 08/01/25	1,000,000	1,211,180

Las Virgenes Unified School District, Series 1997 C, (a) 11/01/20	1,205,000	458,936

Los Angeles County Schools, Regionalized Business Services Corp., Series 1999 A: (a) 08/01/16	1,945,000	987,613

(a) 08/01/17	1,980,000	939,807

Los Angeles Unified School District: Series 2002, 5.750% 07/01/16	$2,500,000	$2,893,675

Series 2002 E, 5.500% 07/01/17	2,000,000	2,185,280

Manhattan Beach Unified School District, Series 2002 E, (a) 09/01/25	3,000,000	834,630

Modesto High School District, Series 2002 A, (a) 08/01/16	1,500,000	763,740

Morgan Hill Unified School District, Series 2002: (a) 08/01/21	2,010,000	726,293

5.250% 08/01/18	1,245,000	1,318,505

Oxnard Union High School District, Series 2001 A, 5.650% 02/01/17	960,000	1,093,181

Pomona Unified School District, Series 2001 A, 5.900% 02/01/16	845,000	988,067

Redwood City Elementary School District, Series 1997,

(a) 08/01/18	2,385,000	1,060,514

Rocklin Unified School District, Series 1995 C, (a) 07/01/20	6,920,000	2,687,105

San Juan Unified School District, Series 2001, (a) 08/01/15	2,760,000	1,508,782

San Marino Unified School District, Series 1998 B, 5.000% 06/01/23	1,000,000	1,015,520

San Mateo Union High School District, Series 2001 A, 5.375% 09/01/19	1,000,000	1,057,730

Sanger Unified School District, Series 1999, 5.350% 08/01/15	1,500,000	1,682,655

Simi Valley Unified School District, Series 1997, 5.250% 08/01/22	925,000	978,132

Union Elementary School District, Series 1999 A, (a) 09/01/19	1,750,000	723,240

Upland Unified School District, Series 2001, (a) 08/01/25	750,000	734,738

West Contra Costa Unified School District, Series 2001 A, 5.300% 02/01/16	1,275,000	1,412,840

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Municipal Bonds (continued)	Par	Value

TAX-BACKED (continued)

Local General Obligations (continued)

West Covina Unified School District, Series 2002 A, 5.250% 02/01/19	$725,000	$782,572

Yuba City Unified School District, Series 2000, (a) 09/01/20	2,385,000	917,843

		40,171,289

Special Non-Property Tax – 2.9%

San Diego Redevelopment Agency, Series 2001, (a) 09/01/20	3,630,000	1,389,854

PR Commonwealth of Puerto Rico Highway & Transportation Authority:

Series 1993, 5.500% 07/01/09	580,000	657,935

Series 1996 Y, 6.250% 07/01/12	3,000,000	3,602,460

Series 2002 E, 5.500% 07/01/14	2,000,000	2,284,140

PR Commonwealth of Puerto Rico, Public Buildings Authority, Series 2002 C, 5.500% 07/01/14	500,000	557,450

		8,491,839

Special Property Tax – 16.5%

Capistrano Unified School District, Ladera Community Facilities District No. 98-2, Series 1999, 5.750% 09/01/29	3,000,000	3,003,750

Carson, Series 1992, 7.375% 09/02/22	245,000	252,578

Cerritos Public Financing Authority, Los Coyotes Redevelopment Project, Series 1993 A, 6.500% 11/01/23	2,000,000	2,425,420

Concord Redevelopment Agency, Central Concord Project, Series 1988 3, 8.000% 07/01/18	25,000	25,688

Contra Costa County Public Financing Authority, Series 1992 A, 7.100% 08/01/22	375,000	382,913

Costa Mesa Public Financing Authority, Series 1991 A, 7.100% 08/01/21	845,000	859,221

Elk Grove Unified School District, Community Facilities District No. 1, Series 1995: (a) 12/01/18	$2,720,000	$1,185,430

6.500% 12/01/08	1,000,000	1,196,000

6.500% 12/01/24	4,055,000	4,929,582

Inglewood Redevelopment Agency, Series 1998 A, 5.250% 05/01/23	1,000,000	1,049,200

La Mirada Redevelopment Agency, Series 1998, 5.700% 10/01/20	1,000,000	993,750

Los Angeles Community Redevelopment Agency, Hollywood Redevelopment Project, Series 1998 C, 5.375% 07/01/18	1,665,000	1,839,259

Oakland Redevelopment Agency, Central District Redevelopment Project, Series 1992, 5.500% 02/01/14	8,400,000	9,519,216

Orange County Community Facilities District, Ladera Ranch, Series 1999 A, 6.700% 08/15/29	2,000,000	2,130,000

Rancho Cucamonga Redevelopment Agency, Series 1996, 5.250% 09/01/16	4,000,000	4,194,800

Riverside Public Financing Authority:

Series 1991 A, 8.000% 02/01/18	60,000	60,419

Series 1997 A, 5.250% 10/01/16	3,120,000	3,157,440

San Bernadino Joint Powers Financing Authority, Central City Merged Project, Series 1998 A, 5.750% 07/01/14	985,000	1,143,024

San Clemente, Act of 1915, Series 1999,

6.050% 09/02/28 (b)	1,000,000	1,012,500

Santa Fe Springs Redevelopment Agency, Consolidated Redevelopment Project, Series 1992 A,

6.400% 09/01/22	2,690,000	2,755,071

San Marcos Public Facilities Authority, Series 1998, 5.800% 09/01/18	1,500,000	1,552,500

Santa Margarita Water District, Series 1999, 6.250% 09/01/29	2,500,000	2,537,500

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Municipal Bonds (continued)	Par	Value

TAX-BACKED (continued)

Special Property Tax (continued)

Santa Margarita-Dana Point Authority, Series 1994 B, 7.250% 08/01/13	$2,000,000	$2,574,920

		48,780,181

State Appropriated – 3.5%

State Public Works Board:

Secretary of State, Series 1992 A, 6.500% 12/01/08	1,000,000	1,190,930

Various State Prisons Projects, Series 1993 A: 5.000% 12/01/19 (d)	6,000,000	6,313,560

5.250% 12/01/13	2,500,000	2,777,575

		10,282,065

State General Obligations – 6.6%

State of California:

Series 1990, 10.000% 02/01/10	2,000,000	2,782,000

Series 1993, 5.500% 04/01/12	2,770,000	3,145,445

Series 1995, 10.000% 10/01/06	1,185,000	1,527,181

Series 1998, 4.500% 12/01/24	2,000,000	1,845,760

Series 1999, 4.750% 04/01/29	2,000,000	1,892,880

PR Commonwealth of Puerto Rico: Series 1995, 5.650% 07/01/15	1,000,000	1,152,030

Series 1996, 6.500% 07/01/14	2,000,000	2,465,900

PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Series 1995: 6.000% 07/01/09	1,250,000	1,455,475

6.250% 07/01/13	2,750,000	3,330,882

		19,597,553

TRANSPORTATION – 4.5%

Air Transportation – 0.5%

Statewide Communities Development Authority, United Airlines, Inc., Series 2001, 6.250% 10/01/35	4,000,000	1,390,000

Airports – 0.7%

San Jose, Series 2001 A, 5.250% 03/01/15	2,015,000	2,166,085

Ports – 0.3%

Port Oakland, Series 2002 L, 5.500% 11/01/20	$750,000	$784,013

Transportation – 3.0%

Los Angeles Harbor Department, Series 1996 B, 5.375% 11/01/19	8,750,000	8,989,662

UTILITY – 10.2%

Independent Power Producer – 0.3%

PR Commonwealth of Puerto Rico Industrial, Educational, Medical & Environmental Cogeneration Facilities, AES Project, Series 2000, 6.625% 06/01/26	800,000	822,768

Investor Owned – 2.1%

State Pollution Control Financing Authority:

San Diego Gas & Electric Co., Series 1996 A, 5.900% 06/01/14	2,650,000	3,109,854

Southern California Edison Co.: Series 1999 B, 5.450% 09/01/29	2,000,000	2,038,640

Series 1999 C, 5.550% 09/01/31	1,000,000	1,015,630

		6,164,124

Municipal Electric – 2.1%

Redding Electric Systems Revenue, Series 1992 A, IFRN (variable rate), 11.134% 07/01/22	750,000	982,980

Sacramento Municipal Utility District: Series 1993 G, 6.500% 09/01/13	1,500,000	1,807,710

Series 1997 K, 5.700% 07/01/17	1,500,000	1,720,455

Turlock Irrigation District, Series 1996 A, 6.000% 01/01/12	500,000	585,945

PR Commonwealth of Puerto Rico Electric Power Authority, Series 1989 O, (a) 07/01/17	2,490,000	1,250,677

		6,347,767

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Municipal Bonds (continued)	Par	Value

UTILITY (continued)

Municipal Electric – (continued)

Water & Sewer – 5.7%

Big Bear Lake, Series 1996, 6.000% 04/01/15	$1,350,000	$1,596,969

Fresno, Series 1995 A, 6.000% 09/01/10	1,420,000	1,670,204

Los Angeles Wastewater System Revenue, Series 1998 C, 4.000% 06/01/15	2,000,000	1,945,040

Metropolitan Water District of Southern California, Series 1992, IFRN (variable rate), 10.196% 08/05/22	2,000,000	2,170,040

Sacramento County Sanitation District, Series 2001, 5.500% 12/01/18	2,000,000	2,241,820

San Diego County Water Authority, Series 1997 A, 5.750% 05/01/11	2,100,000	2,415,777

Santa Maria Water & Wastewater Revenue, Series 1997 A, (a) 08/01/14	2,000,000	1,167,000

State Department of Water Resources, Series 2001 W, 5.500% 12/01/14	2,000,000	2,275,060

West Kern County Water District, Series 2001, 5.625% 06/01/31	1,500,000	1,513,905

		16,995,815

Total Municipal Bonds

(cost of $265,633,010)		287,509,193

Short-Term Obligations – 2.1%	Par	Value

VARIABLE RATE DEMAND NOTES (e) – 2.1%

CO State Educational & Cultural Facilities Authority, Naropa University, Series 1999, 1.400% 11/01/24	$300,000	$300,000

IA State Finance Authority, Burlington Medical Center, Series 1997, 1.300% 06/01/27	400,000	400,000

IN State Health Facility Financing Authority, Pathfinder Services, Inc., Series 1996, 1.400% 11/01/19	155,000	155,000

MN Hennepin County, Series 2000 B, 1.250% 12/01/20	1,000,000	1,000,000

NE State Educational Finance Authority, Creighton University, Series 2001, 1.250% 08/01/31	500,000	500,000

NY New York City, Series 1994 A-5, 1.250% 08/01/20	2,000,000	2,000,000

WY Lincoln County, Exxon Corp., Series 1985, 1.250% 08/01/15	900,000	900,000

WY Unita County, Chevron USA, Inc. Project, Series 1993, 1.300% 08/15/20	1,000,000	1,000,000

Total Short-Term Obligations

(cost of $6,255,000)		6,255,000

Total Investments – 99.3%

(cost of $271,888,010) (f)		293,764,193

Other Assets & Liabilities, Net – 0.7%	2,028,548

Net Assets – 100.0%	$295,792,741

See notes to investment portfolio.

Investment Portfolio (continued)

July 31, 2002 (Unaudited)

Notes to Investment Portfolio:

(a)	Zero coupon bond.

(b)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At July 31, 2002, these securities amounted to $5,631,522, which represents 1.9% of net assets.

Security	Acquisition Date	Acquisition Cost

San Clemente, Act of 1915, Series 1999, 6.050% 09/02/28	06/16/99	$1,000,000

Statewide Communities Development Authority: Crossroads Schools of Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	1,895,000

Eskaton Village – Grass Valley, Series 2000, 8.250% 11/15/31	09/08/00	2,500,000

		$5,395,000

(c)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)	These securities, or a portion thereof with a market value of $606,221, are being used to collateralize open futures contracts.

(e)	Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 2002.

(f)	Cost for generally accepted accounting principles is $271,888,010. Cost for federal income tax purposes is $271,842,798. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed- income securities.

Short futures contracts open at July 31, 2002:

Type	Par Value Covered by Contracts	Expiration Month	Unrealized Depreciation at 07/31/02

10 Year U.S. Treasury Note	$12,300,000	September	$(315,221)

Acronym		Name

ABAG		Association of Bay Area Governments

IFRN		Inverse Floating Rate Note

See notes to financial statements.

Statement of Assets & Liabilities

July 31, 2002 (Unaudited)

Assets:

Investments, at cost	$271,888,010

Investments, at value	$293,764,193

Cash	20,750

Receivable for:

Investments sold	291,594

Fund shares sold	235,261

Interest	3,919,571

Deferred Trustees' compensation plan	6,999

Total Assets	298,238,368

Liabilities:

Payable for:

Investments purchased	781,515

Fund shares repurchased	851,760

Futures variation margin	107,625

Distributions	504,732

Management fee	125,731

Transfer agent fee	41,398

Pricing and bookkeeping fees	7,896

Trustees' fee	171

Deferred Trustees' fee	6,999

Other liabilities	17,800

Total Liabilities	2,445,627

Net Assets	$295,792,741

Composition of Net Assets:

Paid-in capital	$272,854,752

Overdistributed net investment income	(305)

Accumulated net realized gain	1,377,332

Net unrealized appreciation (depreciation) on:

Investments	21,876,183

Futures contracts	(315,221)

Net Assets	$295,792,741

Class A:

Net assets	$226,078,919

Shares outstanding	29,462,549

Net asset value per share	$ 7.67	(a)

Maximum offering price per share ($7.67/0.9525)	$ 8.05	(b)

Class B:

Net assets	$45,686,191

Shares outstanding	5,953,812

Net asset value and offering price per share	$ 7.67	(a)

Class C:

Net assets	$24,027,631

Shares outstanding	3,131,267

Net asset value and offering price per share	$ 7.67	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

Statement of Operations

For the Six Months Ended July 31, 2002 (Unaudited)

Investment Income:

Interest	$7,846,275

Expenses:

Management fee	731,722

Distribution fee:

Class B	170,544

Class C	92,196

Service fee:

Class A	220,858

Class B	45,117

Class C	24,395

Pricing and bookkeeping fees	67,674

Transfer agent fee	219,844

Trustees' fee	7,447

Custody fee	3,649

Other expenses	48,809

Total Expenses	1,632,255

Fees waived by Distributor – Class C	(36,848)

Custody earnings credit	(965)

Net Expenses	1,594,442

Net Investment Income	6,251,833

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:

Net realized gain on:

Investments	1,489,865

Futures contracts	26,455

Net realized gain	1,516,320

Net change in unrealized appreciation/depreciation on:

Investments	2,093,277

Futures contracts	(413,191)

Net change in unrealized appreciation/depreciation	1,680,086

Net Gain	3,196,406

Net Increase in Net Assets from Operations	$9,448,239

See notes to financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended July 31, 2002	Year Ended January 31, 2002

Operations:

Net investment income	$6,251,833	$12,644,050

Net realized gain on investments and futures contracts	1,516,320	2,731,917

Net change in unrealized appreciation/depreciation on investments and futures contracts	1,680,086	(2,133,245)

Net Increase from Operations	9,448,239	13,242,722

Distributions Declared to Shareholders:

From net investment income:

Class A	(4,986,317)	(9,540,593)

Class B	(846,051)	(2,007,316)

Class C	(494,610)	(758,538)

From net realized gains:

Class A	—	(3,407,575)

Class B	—	(716,945)

Class C	—	(270,924)

Total Distributions Declared to Shareholders	(6,326,978)	(16,701,891)

Share Transactions:

Class A:

Subscriptions	8,614,377	48,682,947

Distributions reinvested	2,413,445	6,600,816

Redemptions	(15,805,696)	(37,093,486)

Net Increase (Decrease)	(4,777,874)	18,190,277

Class B:

Subscriptions	3,602,945	13,308,309

Distributions reinvested	483,704	1,642,348

Redemptions	(6,849,763)	(34,688,049)

Net Decrease	(2,763,114)	(19,737,392)

Class C:

Subscriptions	2,744,166	25,432,281

Distributions reinvested	333,597	777,047

Redemptions	(5,638,589)	(5,554,512)

Net Increase (Decrease)	(2,560,826)	20,654,816

Net Increase (Decrease) from Share Transactions	(10,101,814)	19,107,701

Total Increase (Decrease) in Net Assets	(6,980,553)	15,648,532

Net Assets:

Beginning of period	302,773,294	287,124,762

End of period (including overdistributed net investment income of $(305) and undistributed net investment income of $74,840, respectively)	$295,792,741	$302,773,294

	(Unaudited) Six Months Ended July 31, 2002	Year Ended January 31, 2002

Changes in Shares:

Class A:

Subscriptions	1,138,081	6,363,156

Issued for distributions reinvested	318,447	867,119

Redemptions	(2,093,264)	(4,848,213)

Net Increase (Decrease)	(636,736)	2,382,062

Class B:

Subscriptions	473,927	1,727,921

Issued for distributions reinvested	63,829	215,968

Redemptions	(907,246)	(4,529,813)

Net Decrease	(369,490)	(2,585,924)

Class C:

Subscriptions	363,520	3,316,271

Issued for distributions reinvested	44,022	101,999

Redemptions	(748,824)	(710,384)

Net Increase (Decrease)	(341,282)	2,707,886

See notes to financial statements.

Notes to Financial Statements

July 31, 2002 (Unaudited)

Note 1. Accounting Policies

Organization:

Liberty California Tax-Exempt Fund (the "Fund"), a series of Liberty Funds Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Board of Trustees.

Determination of Class Net Asset Values and Financial Highlights:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable

Notes to Financial Statements (continued)

July 31, 2002 (Unaudited)

to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal Income Taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest Income, Debt Discount and Premium:

Interest income is recorded on the accrual basis. Premium and discount are being amortized and accreted on all debt securities.

Distributions to Shareholders:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee:

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average daily net assets of the funds constituting Liberty Funds Trust V as follows:

Average Daily Net Assets	Annual Fee Rate

First $2 billion	0.50%

Over $2 billion	0.45%

Bookkeeping Fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the six months ended July 31, 2002, the annualized net asset based fee rate was 0.036%.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. During the six months ended July 31, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $9,637 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $52,270 and $7,210 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% annual rates. For the six months ended July 31, 2002, the Fund's annualized service fee was 0.20%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Notes to Financial Statements (continued)

July 31, 2002 (Unaudited)

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $965 of custody fees were reduced by balance credits for the six months ended July 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 3. Portfolio Information

Investment Activity:

For the six months ended July 31, 2002, purchases and sales of investments, other than short-term obligations, were $12,132,928 and $26,475,508, respectively.

Unrealized appreciation (depreciation) at July 31, 2002, based on cost of investments for federal income tax purposes, was:

Gross unrealized appreciation	$ 24,948,517

Gross unrealized depreciation	(3,027,122)

Net unrealized appreciation	$ 21,921,395

Other:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may invest in municipal and U.S. Treasury futures contracts and purchase and write options on futures. The Fund may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Refer to the Fund's Investment Portfolio for a summary of open futures contracts at July 31, 2002.

Note 4. Line of Credit

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus  1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus  1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the six months ended July 31, 2002, the Fund had no borrowings under the agreement.

Financial Highlighs

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended July 31,		Year Ended January 31,

Class A Shares	2002		2002		2001	2000	1999	1998

Net Asset Value, Beginning of Period	$7.59		$7.68		$6.92	$7.73	$7.72	$7.37

Income from Investment Operations:

Net investment income	0.17	(a)	0.34	(a)(b)	0.35 (c)	0.35 (c)	0.35	0.37

Net realized and unrealized gain (loss) on investments and futures contracts	0.08		0.01	(b)	0.77	(0.79)	0.11	0.42

Total from Investment Operations	0.25		0.35		1.12	(0.44)	0.46	0.79

Less Distributions Declared to Shareholders:

From net investment income	(0.17)		(0.32)		(0.35)	(0.35)	(0.35)	(0.37)

In excess of net investment income	—		—		—	—	(0.01)	— (d)

From net realized gains	—		(0.12)		(0.01)	—	(0.07)	(0.07)

In excess of net realized gains	—		—		—	(0.02)	(0.02)	— (d)

Total Distributions Declared to Shareholders	(0.17)		(0.44)		(0.36)	(0.37)	(0.45)	(0.44)

Net Asset Value, End of Period	$7.67		$7.59		$7.68	$6.92	$7.73	$7.72

Total return (e)	3.31	%(f)	4.70%		16.49%	(5.92)%	6.23%	11.05%

Ratios to Average Net Assets:

Expenses (g)	0.94	%(h)	0.91%		0.89%	0.91%	0.86%	0.87%

Net investment income (g)	4.43	%(h)	4.42	% (b)	4.79%	4.72%	4.60%	4.92%

Portfolio turnover rate	4	%(f)	7%		9%	19%	13%	31%

Net assets, end of period (000's)	$226,079		$228,430		$212,839	$194,606	$246,576	$255,838

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.41% to 4.42%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(c)	The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)	Annualized.

Financial Highlighs (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended July 31,		Year Ended January 31,

Class B Shares	2002		2002		2001	2000	1999	1998

Net Asset Value, Beginning of Period	$7.59		$7.68		$6.92	$7.73	$7.72	$7.37

Income from Investment Operations:

Net investment income	0.14	(a)	0.28	(a)(b)	0.29 (c)	0.29 (c)	0.29	0.31

Net realized and unrealized gain (loss) on investments and futures contracts	0.08		0.02	(b)	0.77	(0.79)	0.11	0.42

Total from Investment Operations	0.22		0.30		1.06	(0.50)	0.40	0.73

Less Distributions Declared to Shareholders:

From net investment income	(0.14)		(0.29)		(0.29)	(0.29)	(0.29)	(0.31)

In excess of net investment income	—		—		—	—	(0.01)	— (d)

From net realized gains	—		(0.10)		(0.01)	—	(0.07)	(0.07)

In excess of net realized gains	—		—		—	(0.02)	(0.02)	— (d)

Total Distributions Declared to Shareholders	(0.14)		(0.39)		(0.30)	(0.31)	(0.39)	(0.38)

Net Asset Value, End of Period	$7.67		$7.59		$7.68	$6.92	$7.73	$7.72

Total return (e)	2.93	% (f)	3.94%		15.63%	(6.63)%	5.42%	10.23%

Ratios to Average Net Assets:

Expenses (g)	1.69	% (h)	1.66%		1.64%	1.66%	1.61%	1.62%

Net investment income (g)	3.68	%(h)	3.67	%(b)	4.04%	3.97%	3.85%	4.17%

Portfolio turnover rate	4	%(f)	7%		9%	19%	13%	31%

Net assets, end of period (000's)	$45,686		$47,989		$68,414	$80,416	$99,485	$101,657

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.66% to 3.67%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(c)	The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)	Annualized.

Financial Highlighs (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended July 31,		Year Ended January 31,

Class C Shares	2002		2002		2001	2000	1999	1998 (a)

Net Asset Value, Beginning of Period	$7.59		$7.68		$6.92	$7.73	$7.72	$7.66

Income from Investment Operations:

Net investment income	0.15	(b)	0.31	(b)(c)	0.32 (d)	0.31 (d)	0.31	0.17

Net realized and unrealized gain (loss) on investments and futures contracts	0.08		0.01	(c)	0.77	(0.79)	0.11	0.13

Total from Investment Operations	0.23		0.32		1.09	(0.48)	0.42	0.30

Less Distributions Declared to Shareholders:

From net investment income	(0.15)		(0.30)		(0.32)	(0.31)	(0.32)	(0.17)

In excess of net investment income	—		—		—	—	(0.01)	—

From net realized gains	—		(0.11)		(0.01)	—	(0.07)	(0.07)

In excess of net realized gains	—		—		—	(0.02)	(0.01)	—

Total Distributions Declared to Shareholders	(0.15)		(0.41)		(0.33)	(0.33)	(0.41)	(0.24)

Net Asset Value, End of Period	$7.67		$7.59		$7.68	$6.92	$7.73	$7.72

Total return (e)(f)	3.08	%(g)	4.24%		15.97%	(6.35)%	5.74%	3.93	%(g)

Ratios to Average Net Assets:

Expenses (h)	1.39	%(i)	1.36%		1.34%	1.36%	1.31%	1.32	%(i)

Net investment income (h)	3.98	%(i)	3.97	%(c)	4.34%	4.27%	4.15%	4.32	%(i)

Waiver/reimbursement	0.30	%(i)	0.30%		0.30%	0.30%	0.30%	0.30	%(i)

Portfolio turnover rate	4	%(g)	7%		9%	19%	13%	31%

Net assets, end of period (000's)	$24,028		$26,354		$5,872	$6,059	$5,963	$101,657

(a)	Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.96% to 3.97%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(d)	The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)	Annualized.

Transfer Agent

Important Information About This Report

The Transfer Agent for Liberty California Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus, which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty California Tax-Exempt Fund

Liberty California Tax-Exempt Fund Semiannual Report July 31, 2002

767-03/685K-0702 (09/02) 02/1935